UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2019

Jerash Holdings (US), Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38474	81-4701719
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

260 East Main Street, Suite 2706, Rochester, NY 14604
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (212) 575-9085

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	JRSH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01	Entry into a Material Definitive Agreement.

On August 1, 2019, Jerash Holdings (US), Inc. (the “Company”), through its wholly-owned subsidiary, Jerash Garments and Fashions Manufacturing Company Ltd. (“Jerash Garments”), entered into an agreement (the “Agreement”) to purchase 12,340 square meters of land in Al Tajamouat Industrial City, Jordan (the “Property”) for use as the future location of a dormitory for the Company’s employees. Jerash Garments is purchasing the Property from Specialized Investment Compounds Co. plc.

The aggregate purchase price of the Property is 863,800 Jordanian Dinars, or approximately $1,218,347 U.S. dollars. Pursuant to the Agreement, Jerash Garments paid 345,520 Jordanian Dinars, or approximately $487,339 U.S. dollars, upon signing the Agreement. The remaining balance of the aggregate purchase price will be due upon the transfer of ownership of the Property to Jerash Garments, which is expected to occur within one month of signing.

The preceding description of the Agreement is a summary of its material terms, does not purport to be complete, and is qualified in its entirety by reference to the Agreement, a copy of which is being filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01	Other Events.

On August 6, 2019, the Company issued a press release in connection with the Agreement, which is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Land Sale Agreement by and between Jerash Garments and Fashions Manufacturing Company, Ltd. and Specialized Investment Compounds Co. plc, dated August 1, 2019 (English translation of original foreign language agreement)
99.1	Press Release dated August 6, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JERASH HOLDINGS (US), INC.

Dated: August 6, 2019	By:	/s/ Richard J. Shaw
Richard J. Shaw
Chief Financial Officer